Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of HW Electro Co., Ltd. (the “Company”), does hereby certify, to such officer’s knowledge, that:

(1)	The Special Financial Report on Form 20-F for the year ended September 30, 2023 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2024

By:	/s/ Weicheng Hsiao
	Name:	Weicheng Hsiao
	Title:	Chief Executive Officer

Date: March 20, 2024

By:	/s/ Hiroto Nagura
	Name:	Hiroto Nagura
	Title:	Chief Financial Officer